UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 21, 2016
Date of Report (Date of earliest event reported)

__________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Stockholders of Schweitzer-Mauduit International, Inc. (the “Company”) held on April 21, 2016 (the “2016 Annual Meeting”), the Company’s stockholders confirmed and ratified the Schweitzer-Mauduit International, Inc. 2015 Long-Term Incentive Plan (the “2015 Plan”), which had been previously approved by the Company’s Board of Directors (the “Board of Directors”) in February 2015 and by the Company's stockholders in April 2015. At the 2016 Annual Meeting, the Company's stockholders were not asked to approve an increase in the number of shares available under the 2015 Plan or any changes to the 2015 Plan. Instead, in order to secure more favorable tax treatment under French law for 2015 Plan participants and the Company’s French affiliate(s) under a law passed in the second half of 2015 (the “Macron Law”) and as required by the Macron Law, the Company’s stockholders were asked to confirm and ratify in all its provisions the decision taken in relation to the issuance of stock awards and performance awards under the 2015 Plan, as authorized by Proposal Two to the Company’s proxy statement filed on March 3, 2015 (the “2015 Proxy Statement”), which proposal was approved at the 2015 Annual Meeting.

The Macron Law significantly reforms the legal, tax and social security regimes governing stock and performance awards in France. With respect to tax matters, the Macron Law reduces employer taxes and abolishes certain taxes applicable to the award-beneficiary. The Macron Law also reduces minimum vesting and holding periods applicable to stock awards and performance awards granted to French participants. Since the Macron Law was not in effect when the 2015 Plan was approved by the Company’s stockholders at the 2015 Annual Meeting, the approval did not extend to French participants subject to the Macron Law without a subsequent stockholder vote confirming and ratifying the 2015 Plan and the decisions taken at the 2015 Annual Meeting with respect to Proposal Two to the Company’s 2015 Proxy Statement.

Additional details of the 2015 Plan are included in the Proxy Statement for the 2016 Annual Meeting, under the heading “Proposal Two - Confirmation and Ratification of the 2015 Long-Term Incentive Plan.” The foregoing summary is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed April 29, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders

The following matters were considered and acted upon at the 2016 Annual Meeting with the results indicated below.

The following individuals were elected as directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Nominees	For	Withheld	Broker Non-Votes
K.C. Caldabaugh	27,001,425	212,033	1,044,006
Frédéric P. Villoutreix	25,898,296	1,315,162	1,044,006
Anderson D. Warlick	26,444,827	768,631	1,044,006

	For	Against	Abstain	Broker Non-Votes
Confirmation and Ratification of the 2015 Long-Term Incentive Plan	25,359,216	1,531,277	322,959	1,044,012
Ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2016	28,070,668	126,650	60,146	—

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1 Schweitzer-Mauduit International, Inc. 2015 Long-term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed April 29, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:/s/ Allison Aden
Allison Aden
Executive Vice President, Finance and
Chief Financial Officer

Dated: April 27, 2016